Goldman, Sachs & Co.

All Loan Characteristics Subject to a 10% Variance	GSR2005-8F 6.0 TRACK
Actual Loan Population Will Be Subset of the Listed Population

Stats

As of Date:   20050901

Sched Balance:   $356,963,094.22

AverageSchedBal:   $448,906.88

GWAC:   6.2328

NetWAC:   5.9956

FICO:   733

OLTV:   71.54

CLTV:   70.97

WALA:   6.402

OrigTerm:   356.974

Servicer	Percent
COUNTRYWIDE GMAC GREENPOINT INDYMAC SUNTRUST	49.996 13.183 25.658 11.030 0.133
Total:	100.000

Current Rate	Percent
5.750-5.999	10.400
6.000-6.249	41.766
6.250-6.499	27.118
6.500-6.749	11.847
6.750-6.999	7.131
7.000-7.249	1.277
7.250-7.499	0.401
7.500-7.749	0.060
Total:	100.000
min: 5.750
max: 7.625
wa: 6.233

IOflag	Percent
N Y	76.289 23.711
Total:	100.000

Original Balance	Percent
0.01 -50,000.00	0.042
50,000.01 – 100,000.00	0.767
100,000.01 – 150,000.00	1.609
150,000.01 – 200,000.00	2.389
200,000.01 – 250,000.00	1.628
250,000.01 – 275,000.00	0.890
275,000.01 – 350,000.00	3.872
350,000.01 – 400,000.00	13.469
400,000.01 – 450,000.00	15.832
450,000.01 – 500,000.00	14.312
500,000.01 – 550,000.00	9.489
550,000.01 – 600,000.00	9.126
600,000.01 – 750,000.00	15.739
750,000.01 – 850,000.00	2.652
850,000.01 – 950,000.00	3.008
950,000.01 – 1,000,000.00	2.469
1,000,000.01 – 1,250,000.00	0.858
1,250,000.01 – 1,500,000.00	1.607
1,500,000.01 – 1,750,000.00	0.240
Total:	100.000
min: 32,300.00
max: 1,722,500.00
avg: 453,161.03

Principal Balance	Percent
0.01 -50,000.00	0.042
50,000.01 – 100,000.00	0.767
100,000.01 – 150,000.00	1.636
150,000.01 – 200,000.00	2.392
200,000.01 – 250,000.00	1.663
250,000.01 – 275,000.00	0.890
275,000.01 – 350,000.00	4.876
350,000.01 – 400,000.00	14.199
400,000.01 – 450,000.00	14.705
450,000.01 – 500,000.00	14.657
500,000.01 – 550,000.00	9.335
550,000.01 – 600,000.00	8.917
600,000.01 – 750,000.00	15.167
750,000.01 – 850,000.00	2.573
850,000.01 – 950,000.00	3.008
950,000.01 – 1,000,000.00	2.469
1,000,000.01 – 1,250,000.00	0.858
1,250,000.01 – 1,500,000.00	1.607
1,500,000.01 – 1,750,000.00	0.240
Total:	100.000
min: 32,300.00
max: 1,713,796.74
avg: 448,906.88

States	Percent
CA	45.425
NY	8.206
FL	5.022
NJ	4.697
MD	3.700
TX	3.244
MA	2.687
IL	2.632
AZ	2.481
VA	2.146
CO	1.988
WA	1.944
Other	15.829
Total:	100.000

Original LTV	Percent
0.001 -50.000	7.150
50.001 -60.000	8.555
60.001 - 70.000	20.395
70.001 -75.000	11.068
75.001 -80.000	51.628
80.001 -85.000	0.156
85.001 -90.000	0.807
90.001 -95.000	0.241
Total:	100.000
min: 24.620
max: 95.000
wa: 71.545

CurrLTV	Percent
0.001 -50.000	7.701
50.001 -60.000	8.784
60.001 - 70.000	21.159
70.001 -75.000	10.944
75.001 -80.000	50.208
80.001 -85.000	0.313
85.001 -90.000	0.649
90.001 -95.000	0.241
Total:	100.000
min: 19.860
max: 95.000
wa: 70.965

FICO	Percent
560 - 579	0.084
620 - 649	3.131
650 - 699	20.084
700 - 749	37.103
750 - 799	35.883
800 - 839	3.714
Total:	100.000
nzmin: 577
max: 817
nzwa: 733

Occupancy Code	Percent
INVESTOR OWNER OCCUPIED SECOND HOME	1.728 94.544 3.728
Total:	100.000

Purpose	Percent
CASHOUT REFI NEW CONSTRUCTION PURCHASE RATE/TERM REFI	32.713 0.089 48.372 18.826
Total:	100.000

Documentation Type	Percent
FULL/ALT DOC	37.657
NO DOC	2.860
NO RATIO	1.039
REDUCED DOC	31.949
STATED INCOME STATED ASSETS	26.453
STREAMLINE DOC	0.042
Total:	100.000

DTI	Percent
<= 0.000	3.935
0.001 - 10.000	0.284
10.001-20.000	3.336
20.001-30.000	17.378
30.001-40.000	45.804
40.001-45.000	15.422
45.001-50.000	9.103
50.001-55.000	3.610
55.001-60.000	1.016
60.001 >=	0.112
Total:	100.000
* Zero values indicate missing DTI

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs &Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained m the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.  This material is furnished to you solely by Goldman, Sachs &Co., acting as underwriter and not as agent of the issuer.

Oct 4, 2005 16:05